UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 7, 2013

THE FRONTIER FUND

BALANCED SERIES;

FRONTIER DIVERSIFIED SERIES;

FRONTIER HERITAGE SERIES;

FRONTIER LONG/SHORT COMMODITY SERIES;

FRONTIER MASTERS SERIES;

FRONTIER SELECT SERIES;

WINTON SERIES

(Exact Name of Registrant as Specified in Charter)

Delaware	000-51274	36-6815533
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Equinox Fund Management, LLC

1775 Sherman Street, Suite 2500

Denver, Colorado 80203

(Address of Principal Executive Offices)

(303) 837-0600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 8.01. Other Events.

Equinox Fund Management, LLC, the managing owner (the “Managing Owner”) of The Frontier Fund (the “Trust”) and each of the Balanced Series, Frontier Heritage Series, Frontier Long/Short Commodity Series, Frontier Masters Series, Frontier Diversified Series, Frontier Select Series and Winton Series (each, a “Series” and collectively, the “Series”), maintains a portion of the assets not used for trading of each Series at the Trust level for cash management purposes. As part of each Series’ cash management, the Managing Owner had previously maintained between 60-85% of the assets of each Series in the cash management pool that in turn invested in custom time deposits with U.S. Bank National Association. As of October 2013, the Registrants’ custom time deposit investment with U.S. Bank National Association fully expired. As of November 11, 2013, approximately 74% of the Registrants’ cash management pool was invested by the Managing Owner in U.S. Treasury securities of varying durations, and the remaining 26% was held in cash. The average weighted term to maturity of the U.S. Treasury securities is approximately 9.667 years. The term to maturity of the Trust’s U.S. Treasury securities will change over time. Each Series owns an allocable portion of the assets in the cash management pool.

Following the Managing Owner’s investment of the portion of the cash management pool in U.S. Treasury securities as described above, each Series allocated a portion of its assets available for trading to the “Quest Fixed Income Tracker-based Hedge Program” (“QFIT”), advised by Quest Partners LLC (“Quest”), which is designed to act as a hedge of the duration risk of the cash management investment in U.S. Treasury securities. Please note that QFIT is not an investment program, but a cash management overlay. The use of QFIT is not expected to materially alter the investment objective of any Series, nor does the QFIT overlay alter the basic allocation to the commodity trading advisor trading programs that each Series has historically utilized. Each of the Series has allocated assets to Quest based on such Series’ percentage ownership interest in the cash management pool as of November 7, 2013. To the extent 10% or more of a Series’ assets are allocated to Quest for trading, then Quest will be deemed a major commodity trading advisor requiring additional disclosures about Quest in the Trust’s prospectus.

Item 9.01. Financial Statements and Exhibits.

(d) The following exhibit is incorporated by reference:

Exhibit Number	Description

10.3*	Form of Advisory Agreement

*	Previously filed as like-numbered exhibit to the initial filing to Registration Statement No. 333-164629 and incorporated by reference herein

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Frontier Fund
(Registrant)

Date: November 14, 2013	By:	/s/ Robert J. Enck
Robert J. Enck
President and Chief Executive Officer of Equinox Fund Management, LLC, the Managing Owner

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Balanced Series,
a Series of The Frontier Fund
(Registrant)

Date: November 14, 2013	By:	/s/ Robert J. Enck
Robert J. Enck
President and Chief Executive Officer of Equinox Fund Management, LLC, the Managing Owner of Balanced Series, a Series of The Frontier Fund

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Frontier Diversified Series,
a Series of The Frontier Fund
(Registrant)

Date: November 14, 2013	By:	/s/ Robert J. Enck
Robert J. Enck
President and Chief Executive Officer of Equinox Fund Management, LLC, the Managing Owner of Frontier Diversified Series, a Series of The Frontier Fund

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Frontier Heritage Series,
a Series of The Frontier Fund
(Registrant)

Date: November 14, 2013	By:	/s/ Robert J. Enck
Robert J. Enck
President and Chief Executive Officer of Equinox Fund Management, LLC, the Managing Owner of Frontier Heritage Series, a Series of The Frontier Fund

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Frontier Long/Short Commodity Series,
a Series of The Frontier Fund
(Registrant)

Date: November 14, 2013	By:	/s/ Robert J. Enck
Robert J. Enck
President and Chief Executive Officer of Equinox Fund Management, LLC, the Managing Owner of Frontier Long/Short Commodity Series, a Series of The Frontier Fund

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Frontier Masters Series,
a Series of The Frontier Fund
(Registrant)

Date: November 14, 2013	By:	/s/ Robert J. Enck
Robert J. Enck
President and Chief Executive Officer of Equinox Fund Management, LLC, the Managing Owner of Frontier Masters Series, a Series of The Frontier Fund

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Frontier Select Series,
a Series of The Frontier Fund
(Registrant)

Date: November 14, 2013	By:	/s/ Robert J. Enck
Robert J. Enck
President and Chief Executive Officer of Equinox Fund Management, LLC, the Managing Owner of Frontier Select Series, a Series of The Frontier Fund

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Winton Series,
a Series of The Frontier Fund
(Registrant)

Date: November 14, 2013	By:	/s/ Robert J. Enck
Robert J. Enck
President and Chief Executive Officer of Equinox Fund Management, LLC, the Managing Owner of Winton Series, a Series of The Frontier Fund